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                                UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) August 21, 2008

                       Commission File Number 33-3560 D
                             ________________________

                            CONECTISYS CORPORATION
                 (Name of small business issuer in its charter)

               Colorado                               84-1017107
    (State or Other Jurisdiction of              (I.R.S. Employer
     incorporation or Organization)              Identification No.)

             25115 Avenue Stanford, Suite 320 Valencia, California 91355
                     (Address of Principal Executive Offices)

                                (661) 750-4621
                 (Issuer's Telephone Number, Including Area Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 O Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01      Changes in Registrant's Certifying Accountant.

On August 21, 2008 Farber Hass Hurley LLP ("Hurley") resigned as the Company's independent registered certified public accounting firm.

Hurley audited the Company's financial statements for the fiscal years ended December 31, 2007 and 2006. The reports of Hurley for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Hurley for these fiscal years were qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended August 21, 2008 there were no disagreements with Hurley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures other than as described above, which disagreements, if not resolved to the satisfaction of Hurley would have caused it to make reference to such disagreements in its reports.

Item 9.01       Financial Statements and Exhibits.

        16 Letter from the Company former auditors confirming the information in Item 4.01


                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2008                 CONECTISYS CORPORATION



                                        By: /s/ Robert A. Spigno
                                        ------------------------
                                        Robert A. Spigno, Chief Executive
                                        Officer